
                                                                    EXHIBIT 99.2

                       NOTICE OF GUARANTEED DELIVERY FOR
                     AMERICAN COMMUNICATIONS SERVICES, INC.

     This form or one substantially equivalent hereto must be used to accept the
Exchange Offer of American Communications Services, Inc. (the "Company") made
pursuant to the Prospectus, dated             , 1997 (the "Prospectus"), and the
enclosed Letter of Transmittal (the "Letter of Transmittal") if certificates for
Old Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., New York
City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The
Chase Manhattan Bank (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00
P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

             DELIVERY TO: THE CHASE MANHATTAN BANK, EXCHANGE AGENT

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
  By Mail/Overnight Delivery:  Facsimile Transmission Number:            By Hand:
   The Chase Manhattan Bank            (212) 638-7380            The Chase Manhattan Bank
     450 West 33rd Street              (212) 638-7381           Corporate Trust--Securities
          15th Floor                                                      Window
                                 (For Eligible Institutions
 New York, New York 10001-2697              Only)                55 Water Street--Room 234
                                    Confirm by Telephone:             North Building
                                Sharon Lewis: (212) 638-0454        New York, NY 10041
                               Carlos Esteves: (212) 638-0828
                                    For Information Call:
                                 Andrew Deck: (212) 946-3348

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR
TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL
NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed
Delivery Procedures" section of the Prospectus.

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
Principal Amount of Old Notes Tendered:
                                                 If Old Notes will be delivered by book-entry
                                                 transfer to The Depository Trust Company,
$                                                provide account number.
--------------------------------------------

Certificate Nos. (if available):

--------------------------------------------
Total Principal Amount Represented by Old
Notes Certificate(s):
$                                                Account Number
--------------------------------------------..   -----------------------------------
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

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE
DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED
HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS
AND ASSIGNS OF THE UNDERSIGNED.

                                PLEASE SIGN HERE

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
  X      ---------------------------------------------  -----------------------------------------

  X
         ---------------------------------------------  -----------------------------------------
         SIGNATURE(S) OF OWNER(S)                       DATE
         OR AUTHORIZED SIGNATORY
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     Area Code and Telephone Number:

     Must be signed by the holder(s) of Old Notes as the name(s) of such holder(s) appear(s) on the Old Notes certificate(s) or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery.
If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

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
Name(s):      --------------------------------------------------------------------------------

              --------------------------------------------------------------------------------

              --------------------------------------------------------------------------------

Capacity:
              --------------------------------------------------------------------------------

Address(es):
              --------------------------------------------------------------------------------

              --------------------------------------------------------------------------------

              --------------------------------------------------------------------------------

                                   GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United
States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange
Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the
Prospectus, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock
Exchange trading days after the date of execution hereof.

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
---------------------------------------------    ---------------------------------------------
                NAME OF FIRM                                 AUTHORIZED SIGNATURE

---------------------------------------------    ---------------------------------------------
                   ADDRESS                                           TITLE

                                                                     Name:
---------------------------------------------
                  ZIP CODE                                  (PLEASE TYPE OR PRINT)

           Area Code and Tel. No.:                                  Dated:

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
      OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.